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                                                                    EXHIBIT 23.5


                         SIDLEY AUSTIN BROWN & WOOD LLP

    BEIJING                      BANK ONE PLAZA                    LOS ANGELES
     -----                    10 S. DEARBORN STREET                   -----
    BRUSSELS                 CHICAGO, ILLINOIS 60603                NEW YORK
     -----                   TELEPHONE 312 853 7000                   -----
    CHICAGO                  FACSIMILE 312 853 7036               SAN FRANCISCO
     -----                       www.sidley.com                       -----
     DALLAS                                                         SHANGHAI
     -----                        FOUNDED 1866                        -----
     GENEVA                                                         SINGAPORE
     -----                                                            -----
   HONG KONG                                                          TOKYO
     -----                                                            -----
     LONDON                                                     WASHINGTON, D.C.



                                 March 18, 2005


ING USA Annuity and Life Insurance Company
1290 Broadway
Denver, Colorado 80203-5699

RE:      $3,000,000,000 SECURED NOTES REGISTRATION STATEMENT
         ON FORM S-3 -- -- CONSENT TO REGISTRATION STATEMENT REFERENCE

         This letter will serve as our consent to the reference in the registration statement, as amended, on Form S-3 to be filed by ING USA Annuity and Life Insurance Company with the Securities and Exchange Commission, to the legal opinion of Sidley Austin Brown & Wood LLP, as counsel to ING USA Annuity and Life Insurance Company, regarding priority of claims with respect to funding agreements pursuant to Iowa Code Section 507C.42.

Very truly yours,

/s/ SIDLEY AUSTIN BROWN & WOOD LLP


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SIDLEY AUSTIN BROWN & WOOD LLP



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